SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Constitution Capital Access Fund, LLC

(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Constitution Capital Access Fund, LLC

300 Brickstone Sq. 7th Floor

Andover, MA 01810

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Constitution Capital Access Fund, LLC (the “Fund”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The Information Statement is to inform shareholders of the approval of a new investment management agreement (the “New Investment Management Agreement”) between the Fund and Constitutional Capital PM, LP (the “Adviser”) and the election of Robert Hatch and Vicente Ramos to the Board of the Fund. As discussed in more detail in the Information Statement, at a meeting held on June 27, 2024, the Board of Managers (the “Board”) approved the New Investment Management Agreement, appointed Robert Hatch and Vicente Ramos to the Board and nominated Robert Hatch and Vicente Ramos for election to the Board by Shareholders. After considering the Board’s recommendation, the holder of a majority of the Fund’s outstanding voting securities as of May 31, 2024 approved the New Investment Management Agreement and election of Robert Hatch and Vincente Ramos to the Board by written consent.

This Notice of Internet Availability of the Information Statement is being mailed on or about July 23, 2024 to shareholders of record of the Fund as of May 31, 2024. The Information Statement will be available on the Fund’s website at https://www.ccaf.com until September 2, 2024. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Fund at 855-551-2276.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge. We are not asking you for a proxy and you are requested not to send us a proxy.

Constitution Capital Access Fund, LLC

July 22, 2024

Dear Shareholder,

This information statement of Constitution Capital Access Fund, LLC (the “Fund”) is being furnished on behalf of the Fund’s Board of Managers (the “Board”). The Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified closed-end management investment company. This Information Statement being furnished to shareholders of the Fund (“Shareholders”) to inform Shareholders of the following:

1.	The approval of a new investment management agreement (the “New Investment Management Agreement”) between the Fund and Constitutional Capital PM, LP (the “Adviser”); and
2.	The election of Robert Hatch and Vicente Ramos to the Board of the Fund.

As discussed in more detail in the accompanying information statement, the Adviser expects to enter a transaction that will result in a change of control of the Adviser (the “Transaction”) and pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the existing Investment Management Agreement (the “Existing Investment Management Agreement”) will automatically terminate upon the close of the Transaction. As a result, at an in-person meeting held on June 27, 2024, the Board of Managers (the “Board”) approved the New Investment Management Agreement, appointed Robert Hatch and Vicente Ramos to the Board and nominated Robert Hatch and Vicente Ramos for election to the Board by Shareholders. Effective July 9, 2024, the holder of a majority of the Fund’s outstanding voting securities as of May 31, 2024 approved the New Investment Management Agreement and elected Robert Hatch and Vicente Ramos to the Board by written consent. The New Investment Management Agreement takes effect upon the later of (i) the closing date of the Transaction, and (ii) 20 days following the date of this information statement. Robert Hatch’s and Vicente Ramos’ terms as a Manager commenced upon their appointment to the Board.

Pursuant to applicable rules and regulations, the New Investment Management Agreement may not take effect until at least 20 days following the date this information statement is sent to shareholders. In order to protect the Fund against the potential disruption of investment services if the Transaction closed prior to the date that is 20 days following the date of this information statement, the Board also approved on June 27, 2024, an interim advisory agreement with the Adviser (the “Interim Agreement”). The Interim Agreement allows the Adviser to continue to advise the Fund for up to 150 days after the effective date of the Transaction, or until the New Investment Management Agreement takes effect, if sooner. The Interim Agreement takes effect on the closing date of the Transaction. The Interim Agreement and the New Investment Management Agreement will allow the Adviser to continue to serve as the adviser to the Fund under terms that are the same, in all material respects, as the Existing Investment Management Agreement except that there will be a new initial term.

Approval of the New Investment Management Agreement and election of the new Managers would ordinarily require a proxy statement soliciting the approval of the Shareholders. To become effective, the New Investment Management Agreement and election of the new Managers must be approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act and the rules thereunder) held by Shareholders. However, the Shareholder whose aggregate beneficial interests (the “Shares”) in the Fund represent a majority of the outstanding voting securities of the Fund (i) approved the New Investment Management Agreement and (ii) elected the nominated Managers by written consent. As a result, the Fund is filing this Information Statement in lieu of a proxy statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement provides more detailed information about the New Investment Management Agreement and the new Managers. This Information Statement is being delivered to Shareholders of record as of May 31, 2024 (the “Record Date”) on or about July 23, 2024.

Sincerely,

/s/ Dan Cahill
Dan Cahill
Chairman, Manager and President

Constitution Capital Access Fund, LLC

300 Brickstone Square, 7th Floor

Andover, MA 01810

INFORMATION STATEMENT

This information statement of Constitution Capital Access Fund, LLC (the “Fund”) is being furnished on behalf of the Fund’s Board of Managers (the “Board”). The Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified closed-end management investment company. This Information Statement is being furnished to shareholders of the Fund (“Shareholders”) to inform Shareholders of the following:

1.	The approval of a new investment management agreement (the “New Investment Management Agreement”) between the Fund and Constitutional Capital PM, LP (the “Adviser”); and
2.	The election of Robert Hatch and Vicente Ramos to the Board of the Fund.

As discussed in more detail in this information statement, the Adviser expects to enter a transaction that will result in a change of control of the Adviser and pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the existing Investment Management Agreement (the “Existing Investment Management Agreement”) will automatically terminate upon the close of such transaction. As a result, at an in-person meeting held on June 27, 2024, the Board approved the New Investment Management Agreement, appointed Robert Hatch and Vicente Ramos to the Board and nominated Robert Hatch and Vicente Ramos for election to the Board by Shareholders. Effective July 9, 2024, the holder of a majority of the outstanding voting securities of the Fund as of May 31, 2024 approved the New Investment Management Agreement and elected Robert Hatch and Vicente Ramos to the Board by written consent. The New Investment Management Agreement takes effect upon the later of (i) the closing date of the Transaction, and (ii) 20 days following the date of this information statement. Robert Hatch’s and Vicente Ramos’ terms as a Manager commenced upon their appointment to the Board.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The close of business on May 31, 2024 has been fixed as the record date (the “Record Date”) for the determination of Shareholders entitled to notice.

PART 1

APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT

Introduction

The Adviser expects to enter a transaction that will result in a change of control of the Adviser and pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Investment Management Agreement will automatically terminate upon the close of such transaction. As a result, at an in-person meeting held on June 27, 2024, the Board approved the New Investment Management Agreement. Effective July 9, 2024, the holder of a majority of the outstanding voting securities of the Fund as of May 31, 2024 approved the New Investment Management Agreement by written consent. The New Investment Management Agreement takes effect upon the later of (i) the closing date of the Transaction, and (ii) 20 days following the date of this information statement. The New Investment Management Agreement will have an initial two-year term and then may be continued for successive annual periods upon the approval of a majority of the Board of Managers, including a majority of the managers who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Managers”), voting separately.

Pursuant to applicable rules and regulations, the New Investment Management Agreement may not take effect until at least 20 days following the date this information statement is sent to shareholders. In order to protect the Fund against the potential disruption of investment services if the Transaction closed prior to the date that is 20 days following the date of this information statement, the Board also approved on June 27, 2024, an interim advisory agreement with the Adviser (the “Interim Agreement”). The Interim Agreement allows the Adviser to continue to advise the Fund for up to 150 days after the effective date of the Transaction, or until the New Investment Management Agreement takes effect, if sooner. The Interim Agreement takes effect on the closing date of the Transaction. The Interim Agreement and the New Investment Management Agreement will allow the Adviser to continue to serve as the adviser to the Fund under terms that are the same, in all material respects, as the Existing Investment Management Agreement except that there will be a new initial term.

The form of the New Investment Management Agreement is attached hereto as Exhibit A. The terms of the New Investment Management Agreement are substantially identical to the terms of the Existing Investment Management Agreement with respect to services provided by the Adviser. In addition, the advisory fees payable to the Adviser by the Fund under the New Investment Management Agreement are identical to the advisory fees payable under the Existing Investment Management Agreement. The material terms of the New Investment Management and Existing Investment Management Agreement are compared below in “Terms of the Existing and New Investment Management Agreements.” See “The Interim Agreement” below for a further discussion of the Interim Agreement.

Information About the Adviser

The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The principal office of the Adviser is located at 300 Brickstone Square, Suite 700, Andover, MA 01810. As of April 30, 2024, the Adviser had approximately $689 million in assets under management.

The Adviser does not manage any other registered investment company with similar investment strategies and objectives to the Fund’s.

The Transaction

Messrs. John Guinee and Daniel Cahill each currently owns a greater than 25% voting interest in the Adviser. The Adviser and its affiliates expect to enter into a transaction pursuant to which Mr. Guinee will sell his shares and will no longer own, directly or indirectly, a greater than 25% voting interest in the Adviser (the “Transaction”). Consequently, the Transaction will result in a change of control of Constitution Capital PM, LP pursuant to the 1940 Act. Upon completion of the Transaction, Robert Hatch and Vicente Ramos will not own a controlling interest in the Adviser, but will each own a 24.99% voting interest in the Adviser. The Transaction is expected to close in late-July or August of 2024 (the “Closing”).

The Fund is subject to the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser (i.e., a change in control). The completion of the Transaction would result in a change of control of the Adviser pursuant to the 1940 Act; and consequently, in accordance with the 1940 Act, the Existing Investment Management Agreement will automatically terminate.

The Transaction Not Expected to Adversely Affect Constitutional Capital PM, LP or the Fund

It is anticipated that the Transaction will not result in any change in the services provided by the Adviser to the Fund or diminish in any way the level of investment advisory service previously provided by the Adviser. Following the Transaction, the Adviser will continue to operate its business and be led by its former management and investment teams, except for Mr. Guinee.

Impact of the Transaction on the Fund’s Investment Management Agreement and Summary of the Approval of the New Investment Management Agreement

Shareholders of the Fund are being informed of the approval of the New Investment Management Agreement. The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Existing Investment Management Agreement. As required by the 1940 Act, the Existing Investment Management Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Investment Management Agreement will terminate upon the Closing and the New Investment Management Agreement is necessary if the Adviser is to continue to manage the Fund following the Closing. If the Fund’s shareholders do not approve the proposal, the Interim Agreement (discussed below) will allow the Adviser to continue to serve as the Adviser to the Fund for up to 150 days following the date of the Closing or until the New Investment Management Agreement is approved by shareholders, if sooner. See “The Interim Agreement” below.

Factors Considered by the Managers in Approving the New Investment Management Agreement

At the meeting of the Board of Managers of Constitution Capital Access Fund, LLC held on June 27, 2024 (the “Meeting”), the Board, including a majority of the Managers who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Managers”), approved the New Investment Management Agreement to become effective subject to approval by Shareholders of the Fund and the closing of the Transaction. At the Meeting, the Board, including a majority of the Independent Managers, also approved the Interim Investment Management Agreement (together with the New Investment Management Agreement, the “Management Agreements”), which will take effect upon the completion of the Transaction, if needed, and remain in effect until the New Investment Management Agreement takes effect or the 151st day following the completion of the Transaction.

In advance of the Meeting, the Independent Managers requested and received extensive materials from the Adviser to assist them in considering the approval of the Management Agreements. The Board did not consider any single factor as controlling in determining whether or not to approve the Management Agreements, nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Managers then met separately with independent counsel to the Independent Managers for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Management Agreements.

Nature, Extent and Quality of Services

The Independent Managers reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Adviser to the Fund under the Management Agreements, including the selection of Fund investments and the implementation of the Fund’s objective and strategies. The Independent Managers noted that the services would be the same as the services provided under the Existing Investment Management Agreement. The Independent Managers also considered that the Transaction was not expected to affect the nature, extent and quality of services to be provided by the Adviser under the terms of the Management Agreements. The Independent Managers also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser, including, among other things, providing office facilities, equipment, and personnel. The Independent Managers also reviewed and considered the qualifications of the key personnel of the Adviser who would provide the investment advisory and/or administrative services to the Fund. The Independent Managers noted, in that regard, that following the Transaction the Adviser will continue to operate its business and be led by its former management and investment teams, and the Fund would have the same portfolio managers, except for Mr. Guinee. The Independent Managers determined that the Adviser’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Independent Managers also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Independent Managers concluded that the overall quality of the advisory and administrative services to be provided was satisfactory.

Performance

The Independent Managers considered the Fund’s performance over the one-year period ended December 31, 2023 and since inception, including in comparison to a group of similar funds selected by XA Investments (“XAI”), an independent third-party data provider. The Independent Managers considered that the Adviser’s services and the current portfolio management team, except for Mr. Guinee, would not change as a result of the Transaction or under the new Management Agreements. The Independent Managers concluded, in light of the Fund’s short history of operations and on the basis of the information provided by the Adviser, that the Fund’s performance was satisfactory.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Independent Managers considered the advisory fees payable under the Existing Investment Management Agreement as compared to the advisory fees under the Management Agreements. The Independent Managers considered that the advisory fees payable by the Fund would not change under the Management Agreements (although the fees will be held in escrow during the term of the Interim Agreement, if applicable). The Board also noted the Adviser’s willingness to continue to waive fees and/or reimburse expenses in order to limit the Fund’s expenses. In addition, the Independent Managers considered the Fund’s advisory fees in comparison to a group of similar funds selected by XAI, and noted that the Fund’s fees were generally in-line with those other funds’ fees.  Accordingly, the Independent Managers determined that the fees to be paid under the Management Agreements were reasonable in light of the services provided.

Breakpoints and Economies of Scale

The Independent Managers reviewed the structure of the Fund’s advisory fee under the Management Agreements. The Independent Managers noted that, as with the Existing Investment Management Agreement, neither of the Management Agreements include advisory fee breakpoints. The Independent Managers noted that they would continue to monitor and discuss the appropriateness of breakpoints as the Fund grows.

Profitability of the Adviser

The Independent Managers considered and reviewed information concerning the costs incurred and profits realized by the Adviser from its relationship with the Fund. The Board also reviewed information concerning the Adviser’s financial condition and the resources available to it as part of a larger investment advisory group. The Independent Managers concluded that the Adviser’s profits were reasonable in light of the services provided and that its financial condition was stable.

Ancillary Benefits and Other Factors

The Independent Managers also discussed other benefits to be received by the Adviser from its management of the Fund, including, without limitation, the potential for increased brand recognition for the Adviser or its affiliates because the Fund is publicly offered. The Independent Managers noted that the Adviser did not have affiliations with the Fund’s transfer agent, administrator, custodian, or distributor and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Independent Managers concluded that the advisory fees were reasonable in light of any fall-out benefits.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Independent Managers concluded that the terms of the Management Agreements were reasonable and that it would be in the best interest of the Fund and its shareholders to approve the Management Agreements.

The Interim Agreement

At its meeting held on June 27, 2024, the Board of Managers also considered and approved an interim investment management agreement with the Adviser (the “Interim Agreement”) that will allow the Adviser to continue to advise the Fund for up to 150 days after the date of the Closing or until the New Investment Management Agreement takes effect, if sooner. The Interim Agreement takes effect on the date of the Closing, if needed. The Interim Agreement and the New Investment Management Agreement will allow the Adviser to continue to serve as the adviser to the Fund under terms that are the same as the Existing Investment Management Agreement except that there will be a new initial term. Under the Interim Agreement and the New Investment Management Agreement, (i) the Fund’s investment objective and investment strategies will not change, (ii) the investment advisory personnel of the Adviser who provide advisory services to the Fund are expected to remain the same, except for Mr. Guinee, and (iii) the Adviser will continue to provide the same advisory services to the Fund for the same fees subject to the oversight of the Board of Managers, under terms that are the same, except that there will be a new initial term, to the Existing Investment Management Agreement.

The provisions required by law include a requirement that the fees payable under the Interim Agreement be put into an escrow account. On the effective date of the New Investment Management Agreement, the Interim Agreement will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Agreement will be paid to the Adviser.

Required Vote

Approval of the New Investment Management Agreement by Shareholders of the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. However, the Shareholder whose Shares in the Fund represent a majority of the Fund’s outstanding shares has executed a written consent approving the New Investment Management Agreement. The size of this Shareholder’s holdings in the Fund is such that the vote of the Shareholder necessarily determines the outcome of any vote. As a result, the Fund is filing this Information Statement in lieu of a proxy statement.

Terms of the Existing Investment Management Agreement and the New Investment Management Agreement

A copy of the New Investment Management Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Investment Management Agreement have been included in this summary. You should refer to Exhibit A for the New Investment Management, and the description set forth in this information statement of the New Investment Management Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by the Adviser to the Fund under the New Investment Management Agreement and the fee structure with respect to the Fund are identical to the services currently provided by the Adviser and the fee structure under the Existing Investment Management Agreement. The contractual rates of the advisory fee payable by the Fund to the Adviser, and the actual advisory fee rates paid to the Adviser by the Fund for the fiscal year ended March 31, 2024, are set forth in Exhibit B. The dates on which the Existing Investment Management Agreement was most recently (i) approved by the Board of Managers; and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit B.

The terms of the Interim Agreement are the same as those of the Existing Investment Management Agreement, except that there is a new initial term. A copy of the Interim Agreement is attached hereto as Exhibit D. The provisions required by law include a requirement that the fees payable under the Interim Agreement be put into an escrow account. On the effective date of the New Investment Management Agreement, the Interim Agreement will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Agreement will be paid to the Adviser.

Advisory Services. Both the New Investment Management Agreement and the Existing Investment Management Agreement state that the Fund employs the Adviser, subject to the control of the Board of Managers of the Fund, in compliance with such policies as the Board of Managers may from time to time establish and in compliance with the objective, policies and limitations for the Fund, to furnish and manage a continuous investment program for the Fund and to: (i) develop, implement and supervise the investment program of the Fund and the composition of its portfolio; (ii) determine the timing and amount of commitments, investments and/or disposals to be made by the Fund, the securities and other investments to be purchased or sold by the Fund in connection therewith, including investments in the securities of registered or unregistered investment companies or other vehicles which are managed by other investment managers; and (iii) arrange, subject to the provisions of agreement, for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund. Both the New Investment Management Agreement and the Existing Investment Management Agreement state that the Adviser is to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain, and render regular reports to the Fund’s officers and managers concerning the Adviser’s discharge of its responsibilities. Both the New Investment Management Agreement and the Existing Investment Management Agreement state that the Adviser may hire (subject to the approval of the Board of Managers) and supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund.

Fund Transactions. Both the New Investment Management Agreement and the Existing Investment Management Agreement provide that the Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution” considering the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information (“SAI”), and that the Adviser will promptly communicate to the officers and Board of Managers such information relating to portfolio transactions as they may reasonably request. Both the New Investment Management Agreement and the Existing Investment Management Agreement also provide that the Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under the respective advisory agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s prospectus and SAI.

Compensation of the Adviser. Both the New Investment Management Agreement and the Existing Investment Management Agreement contain identical fee structures, except that under the New Investment Management language has been added to clarify that the Investment Management Fee is calculated at the beginning of the month.

Under the Existing Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value as and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. Under the New Investment Management Agreement, the Fund will pay the Adviser a monthly Investment Management Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value as of the beginning of the month and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment as of the beginning of the month.

Both the Existing Investment Management Agreement and the New Investment Management Agreement also provide that, at the end of each calendar quarter (and at certain other times), the Adviser is entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined in the Agreements). For the purposes of the Incentive Fee, the term “net profits” means the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses).

The fee structure, including the advisory fee rates payable to the Adviser under the Interim Agreement are identical to the fee structure and fee rates payable under the Existing Investment Management Agreement.

Duration and Termination. Both the New Investment Management Agreement and the Existing Investment Management Agreement provide that, after the expiration of an initial two-year term, they may be continued for successive annual periods upon the approval of a majority of the Board of Managers, including a majority of the managers who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Managers”), voting separately. Both the New Investment Management Agreement and the Existing Investment Management Agreement provide that they will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Managers who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board of Managers or by a vote of a majority of the outstanding voting securities of the Fund. Both the New Investment Management Agreement and the Existing Investment Management Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Board of Managers or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. Both the New Investment Management Agreement and the Existing Investment Management Agreement provide that the respective agreement will automatically and immediately terminate in the event of its assignment.

The Interim Agreement is identical, except that there is a new initial term, to the Existing Investment Management Agreement. The Interim Agreement will take effect on the date of the Closing if the New Investment Management Agreement has not yet been approved by Shareholders and will continue for up to 150 days after the date of Closing or until the New Investment Management Agreement is approved by Shareholders, if sooner.

Limitation of Liability. Both the New Investment Management Agreement and the Existing Investment Management Agreement contain identical provisions with respect to the limitation of liability. The New Investment Management Agreement and the Existing Investment Management Agreement both state that, in the absence of willful misfeasance or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. Both the New Investment Management Agreement and the Existing Investment Management Agreement provide for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).

Expense Agreements

The Adviser has entered into an expense limitation agreement and reimbursement agreement (the “Current Expense Limitation Agreement”) with the Fund, whereby, for at least one-year from commencement of operations, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee, and any acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.95%, 2.25% and 2.50% of the average daily net assets of Class A Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). Because taxes, leverage interest, brokerage commissions, dividend, and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.95%, 2.25% and 2.50% for the Class A Shares, Class I Shares and Class D Shares, respectively. The Expense Limitation Agreement automatically renews for consecutive one-year terms unless terminated by the Fund or Adviser. For a period not to exceed three years from the date on which a Waiver is made, the Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. Any recoupment would be limited to the lesser of (1) the expense limitation in effect at the time of waiver, or (2) the expense limitation in effect at the time of recoupment.

Upon the termination of the Existing Investment Management Agreement, the Current Expense Limitation Agreement will also terminate. If the Fund enters into the New Investment Management Agreement, the Adviser has agreed to enter into a new expense agreement with the Fund on identical terms and conditions as the Current Expense Limitation Agreement. The New Expense Limitation Agreement has been approved by the Board to become effective upon shareholder approval of the New Investment Management Agreement.

The New Expense Limitation Agreement would continue in effect for one-year from the effective date of the New Investment Management Agreement and automatically renew for consecutive one-year terms thereafter unless terminated by the Fund or the Adviser.

The Adviser has also entered into a Management Fee Waiver Agreement with the Fund, whereby, for at least one year from July 1, 2024, the Adviser has agreed to waive all or a portion of the Management Fee so that after such waiver, the maximum Management Fee that the Adviser shall be entitled to receive from the Fund shall be equal to 0.25%, on an annualized basis, of the greater of (i) the Fund’s net asset value as of the beginning of the month and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment as of the beginning of the month.

The Adviser has also entered in to an Incentive Fee Waiver Agreement, whereby, for one year from July 1, 2024, the Adviser has agreed to waive any and all of the Incentive Fee that would otherwise be payable to it.

Additional Information Pertaining to the Adviser

The following table sets forth the name, position and principal occupation of each current executive officer of the Adviser as of March 31, 2024. Each individual’s address is c/o Constitution Capital Partners, 300 Brickstone Square, 7th Floor, Andover, MA 01810.

Name	Principal Occupation at Constitution Capital PM, LP
Daniel Cahill	CEO, Managing Partner

Brett Morrison	Chief Compliance Officer

Stanley Czyz	Chief Financial Officer

Robert Hatch	Managing Partner

Vicente Ramos	Managing Partner

During the fiscal period ended March 31, 2024, the Investment Management Fee paid by the Fund to the Adviser was $10,333,704. During the same period, the Adviser voluntarily waived $5,166,852 of Investment Management Fees.

During the fiscal year ended March 31, 2024, the Fund paid $6,494 of brokerage commissions.

As of the Record Date, no Independent Manager owns securities of, or has any other material direct or indirect interest in, the Adviser or any person controlling, controlled by or under common control with the Adviser. As of the Record Date, no Independent Manager has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2024, to which the Adviser, or any parent or subsidiary of the Adviser, or any parent or subsidiary of such entities, was a party.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PART 2

ELECTION OF MANAGER

This Part 2 of this information statement is to inform shareholders of the Fund of the election of Robert Hatch and Vicente Ramos, each as an interested Manager of the Fund. At an in-person meeting held on June 27, 2024, the Board of Managers (the “Board”) accepted the resignation of Mr. John Guinee as a Manager of the Board, appointed Robert Hatch and Vicente Ramos to the Board and nominated Robert Hatch and Vicente Ramos (the “New Managers”) for election to the Board by Shareholders. Robert Hatch’s and Vicente Ramos’ terms as a Manager commenced upon their appointment to the Board.

The provisions of the 1940 Act require that a majority of the Managers be elected by Shareholders and allow the appointment of a new Manager by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Managers have been elected by Shareholders. Following the appointment of the New Managers, six of the Fund’s eight Managers were elected by Shareholders. However, in order to avoid the cost and expense of a proxy statement should vacancies on the Board arise in the future, the New Managers were submitted to Shareholders for approval. A Shareholder holding a majority of the Fund’s Shares outstanding, as of the Record Date, has executed a written consent electing Robert Hatch and Vicente Ramos as Managers.

The New Managers will serve for a term of indefinite duration until their successors are elected and qualified, or their earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction.

Information regarding the New Managers, including brief biographical information, is set forth below.

New Interested Managers

Name, Address* and Age	Position(s) Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) and Other Trusteeships Held During Past 5 Years	Number of Portfolios in Fund Complex Overseen

Robert Hatch Year of Birth: 1975	Interested Manager	June 2024	Managing Partner/Co-Founder, Constitution Capital Partners, LLC (2024 - present); Partner/Co-Founder, Constitution Capital Partners, LLC (2008-2024)	1

Vicente Ramos Year of Birth: 1972	Interested Manager	June 2024	Managing Partner/Co-Founder, Constitution Capital Partners, LLC (2024 - present); Partner/Co-Founder, Constitution Capital Partners, LLC (2008-2024)	1

* The address of the New Managers is c/o Josh Deringer, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103.

The Board believes that the New Managers have the qualifications, experience, attributes and skills (“Manager Attributes”) appropriate to their service as a Manager of the Fund in view of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each nominee has served on boards for organizations other than the Fund and has significant board experience. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structures are reviewed.

Managers and Officers of the Fund

Set forth below are the names and certain biographical information for the Fund’s Managers and officers, as reported by them to the Fund. Information concerning the New Interested Managers is set forth above.

Independent Managers
Name, Address* and Age	Position(s) Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) and Other Trusteeships Held During Past 5 Years	Number of Portfolios in Fund Complex Overseen

Ronald F. Carapezzi Year of Birth: 1958	Independent Manager	Since Inception	Chairman, Liquid Waste Management (December 2018 – March 2022); Chief Executive Officer, United Site Services, Inc. (January 2017 – December 2018).	1

Richard Kracum Year of Birth: 1954	Independent Manager	Since Inception	Retired (2020 – Present); Co-Founder, Wind Point Partners (Private equity firm) (1985 – 2020). Current Directorships: Nelson Global Products; B & W Communications, LLC; ANDE Corporation; Carleton College	1

J. Michael Fields Year of Birth: 1973	Independent Manager	Since Inception	Independent Consultant (2023 - Present) Chief Operating Officer, The Strategic Group (2017 - 2023) Current Directorships: Redwood Real Estate Income Fund; Aether Infrastructure & Natural Resource Fund Equi Multi-Strategy Fund	1
Kevin T. McMenimen Year of Birth: 1962	Independent Manager	Since Inception	Retired; Chief Financial Officer, American Seafoods (2017 - 2024)	1

Kristen M. Leopold Year of Birth: 1967	Independent Manager	Since Inception	Chief Financial Officer; WFL Real Estate Services, LLC (Through April 2022) Current Directorships: Central Park Group Funds (11 portfolios) Blackstone Alternative Investment Fund (1 portfolio)	1

Interested Managers and Officers
Name, Address* and Age	Position(s) Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) and Other Trusteeships Held During Past 5 Years	Number of Portfolios in Fund Complex Overseen

Daniel M. Cahill Year of Birth: 1963	Chairman, Interested Manager and President	Interested Manager Since Inception, Chairman and President since June 2024	Chief Executive Officer/Co-Founder, Constitution Capital Partners, LLC (2024 – present); Managing Partner/Co-Founder, Constitutional Capital Partners, LLC (2008 – 2024)	1

YooMee Kim Year of Birth: 1986	Treasurer	Since Inception	Director of Finance, Constitution Capital Partners, LLC (since 2024). Controller, Constitution Capital Partners, LLC (2020-2024). Assistant Controller, Capital Crossing Servicing Company (2015-2020)	1
Chris Faucher Year of Birth: 1990	Secretary	Since June 2024	Principal, Constitution Capital Partners, LLC (since 2023); Vice President, Constitution Capital Partners, LLC (since 2019-2023).	1

Fred Teufel Year of Birth: 1959	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance Services	1

Role of the Board

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the LLC Agreement. The Board is currently composed of eight members, five of whom are Independent Managers. The Board will meet in-person, telephonically or by videoconference at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Managers have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Managers will meet with their independent legal counsel in-person, telephonically or by videoconference prior to and during each quarterly in-person board meeting.

The Board has appointed Daniel Cahill, an Interested Manager, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Managers generally between meetings. The Chairman serves as a key point person for dealings between management and the Managers. The Board does not currently have a lead Independent Manager. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Managers and the full Board in a manner that enhances effective oversight.

Leadership Structure and Risk Oversight

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is currently composed of eight members, five of whom are Independent Managers. The Board has established two standing committees: an Audit Committee and a Nominating Committee.

Fund counsel has advised the Board with respect to matters relating to their responsibilities in connection with the Fund. The Board has determined that its structure, in which all of the Managers except Daniel Cahill, Robert Hatch and Vicente Ramos are Independent Managers, is appropriate in view of the significant advisory and management services that the investment adviser provides to the Fund and potential conflicts of interest that may arise from the Fund’s relationship with the investment adviser.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures, and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Treasurer, Secretary and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s distributor, administrator, and securities lending counterparty. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Meetings and Committees

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. The Audit Committee has selected Kristen Leopold, an Independent Manager, to serve in the role of Chairperson. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year and will review with the firm the scope and results of each audit. The Audit Committee currently consists of Ms. Leopold (Chair) and Messrs. Fields and McMenimen. The Board has adopted a written charter for the Audit Committee, which was most recently reviewed by the Audit Committee at its meeting on June 27, 2024. The Fund does not provide the Audit Committee charter on a website, but a copy of the Audit Committee charter is attached to this Information Statement as Exhibit E.

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Managers of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a manager. The Nominating Committee may solicit candidates to serve as managers from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants, or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Managers. During the fiscal period ended March 31, 2024, the Nominating Committee held one meeting. The Fund does not provide the Nominating Committee charter on a website, but a copy of the Nominating and Compensation Committee charter is attached to this Information Statement as Exhibit F.

During the most recent fiscal year of the Fund, which ended on March 31, 2024, the Board held four regular meetings, the Audit Committee held two meetings and the Nominating Committee held one meeting. Each Manager or Committee member attended at least 75% of the total number of meetings of the Board, the Audit Committee, and the Nominating Committee held during the fiscal year ended March 31, 2024.

Compensation Information

The following table sets forth certain information regarding the compensation received by the individuals who currently serve as Managers for the fiscal year ended March 31, 2024 from the Fund and from the Fund Complex. No compensation is paid by the Fund to Managers who are “interested persons,” as defined by the 1940 Act, of the Fund.

BOARD COMPENSATION TABLE(1)

Name of Manager	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex
Daniel M. Cahill*	$0	$0
Robert Hatch*^	$0	$0
Vicente Ramos*^	$0	$0
Ronald F. Carapezzi	$50,000	$50,000
Richard Kracum	$50,000	$50,000
J. Michael Fields	$50,000	$50,000
Kevin T. McMenimen	$50,000	$50,000
Kristen M. Leopold	$50,000	$50,000

(1)	For the period from April 1, 2023 to March 31, 2024.
*	Indicates an Interested Manager.
^	Appointed as a Manager on June 27, 2024

Manager Equity Ownership

The following table sets forth, as of June 1, 2024, with respect to the Managers and New Managers, certain information regarding the beneficial ownership of Shares in the Fund and of the equity securities of all registered investment companies overseen by the Managers and New Managers within the same family of investment companies as the Fund.

(1) Name of Manager	(2) Dollar Range of Shares of the Fund	(3) Aggregate Dollar Range of Equity Securities of All Funds Overseen or to be Overseen by Manager In Family of Investment Companies (the Fund Complex consist of the Fund)
Robert Hatch	None	None
Vicente Ramos	$500,001 – $1,000,000	$500,001 – $1,000,000
Ronald F. Carapezzi	None	None
Richard Kracum	None	None
J. Michael Fields	$50,001 – $100,000	$50,001 – $100,000
Kevin T. McMenimen	None	None
Kristen M. Leopold	None	None
Daniel M. Cahill	None	None

As of June 1, 2024, none of the Independent Managers, nor the immediate family members of the Independent Managers, beneficially owned or owned of record securities of the Adviser, or of any persons directly or indirectly controlling, controlled by or under common control with the Adviser.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 Act, as amended (the “1934 Act”) and Section 30(h) of the 1940 Act, taken together, require the Managers, beneficial owners of more than 10% of a Fund’s Shares and executive officers of the Fund (collectively, “Reporting Persons”) to file with the SEC reports of their ownership and changes in their ownership of the Fund’s securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended March 31, 2024 has complied with applicable filing requirements.

General Information

Investment Adviser

Constitution Capital PM, LP, a Delaware limited partnership, serves as the investment adviser to the Fund. The Adviser is registered with the SEC under the Advisers Act. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The main office of the Adviser is located at 300 Brickstone Square, 7th Floor, Andover, Massachusetts 01810, and its telephone number is 978-749-9600.

Distributor

Foreside Financial Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (the “Distributor”), whose principal business address is Three Canal Plaza, Portland, Maine 04101, acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement between the Fund and the Distributor.

Administrator

The Fund has retained UMB Fund Services, Inc. (the “Administrator”), whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator also serves as the Fund’s transfer agent. The Administrator provides such services to the Fund pursuant to an administration agreement and transfer agency agreement between the Fund and the Administrator (collectively the “Administration Agreement”).

Annual and Semi-Annual Reports

The Fund will furnish, without charge, a copy of the annual report and the most recent semi-annual report succeeding the annual report, to a Shareholder upon request. To request a report, please contact the Fund by calling 855-551-2276 or writing to c/o Constitutional Capital Access Fund, 300 Brickstone Square, 7th Floor, Andover, MA 01810. You may also view or obtain these documents from the SEC (i) in person: at the SEC’s Public Reference Room in Washington, D.C., (ii) by phone: 1-202-942-8090, (iii) by mail: Public Reference Section, Securities and Exchange Commission (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

Independent Registered Public Accounting Firm

The engagement of PwC as the independent registered public accounting firm of the Fund for the fiscal year ending March 31, 2024 was approved by the Audit Committee of the Fund, and the selection of PwC was unanimously ratified by the Board, including the separate vote of all of the Independent Managers, at meetings of the Audit Committee and the Board held on June 20, 2023. PwC, of 101 Seaport Boulevard, Suite 500, Boston, MA 02210, has served in such capacity with respect to the Fund since inception of the Fund.

Audit Fees

The aggregate fees billed for the fiscal year ended March 31, 2024 and the fiscal period ended March 31, 2023 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year or fiscal period, as applicable, are $225,000 and $206,100, respectively.

Audit-Related Fees

The aggregate fees billed for the fiscal year ended March 31, 2024 and the fiscal period ended March 31, 2023 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under Audit Fees are $0 and $0, respectively.

Tax Fees

The aggregate fees billed for the fiscal year ended March 31, 2024 and the fiscal period ended March 31, 2023 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $188,500 and $0, respectively.

All Other Fees

The aggregate fees billed for the fiscal year ended March 31, 2024 and the fiscal period ended March 31, 2023 for products and services provided by the principal accountant, other than the services described above are $0 and $0, respectively.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2024 and the fiscal period ended March 31, 2023 of the registrant was $0 and $0, respectively.

Appraisal Rights

Shareholders do not have any appraisal rights in connection with the Proposals.

By Order of the Board of Managers

/s/ Dan Cahill
Name:	Dan Cahill
Title:	Chairman and Manager
Dated:	July 22, 2024

EXHIBIT A

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

Constitution Capital Access Fund, LLC

AGREEMENT made this ___ day of ____________, 2024, by and between Constitution Capital Access Fund, LLC, a Delaware limited liability company (the “Fund”), and Constitution Capital PM, LP, a Delaware limited partnership (the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund desires to retain the Adviser to render investment management services with respect to the Fund and the Adviser is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.	APPOINTMENT AND ACCEPTANCE.

(a)       The Fund hereby appoints the Adviser to act as Adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b)       In rendering services under this Agreement, the Adviser shall have regard to (i) the provisions of the 1940 Act, any rules or regulations thereunder, and other provisions of Federal or state law, which the Fund’s counsel has informed the Adviser are applicable to the Fund; (ii) the provisions of the Agreement and Limited Liability Company Agreement, as amended from time to time (the “LLC Agreement”); (iii) policies and determinations of the Fund’s Board of Managers (the “Board”); (iv) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement on Form N-2 relating to the offering of the Fund’s shares, including all exhibits thereto (the “Registration Statement”), as such policies may, from time to time, be amended; and (v) the prospectus and Statement of Additional Information (“SAI”) of the Fund in effect from time to time.

(c)       The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund.

2.	DUTIES OF ADVISER.

(a)        The Fund employs the Adviser to furnish and manage a continuous investment program for the Fund. The Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth and subject to the supervision of the Board, either directly or indirectly through one or more sub-advisers to: (i) develop, implement and supervise the investment program of the Fund and the composition of its portfolio; (ii) determine the timing and amount of commitments, investments and/or disposals to be made by the Fund, the securities and other investments to be purchased or sold by the Fund in connection therewith, including investments in the securities of registered or unregistered investment companies or other vehicles (“Portfolio Funds”) which are managed by other investment managers; and (iii) arrange, subject to the provisions of Section 3 hereof, for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund.

(b)        The securities and other investments purchased or sold by the Fund in connection with the foregoing may include, but are not limited to, shares of capital stock, limited partnership interests, limited liability company interests, warrants, options, bonds, notes, debentures, loans, and other securities and equity or debt interests and derivatives thereof of whatever kind, whether or not publicly traded or readily marketable and whether directly or indirectly held.

(c)        The Adviser may, subject to the provisions of Section 3 hereof, obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(d)        The Adviser may hire (subject to the approval of the Fund’s Board and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission (the “SEC”), or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

(e)       The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund’s registration statement as amended from time to time, and with applicable laws and regulations.

3.         BROKERAGE COMMISSIONS. While not expected to be a primary part of the Fund’s investment strategy, to the extent applicable, the Adviser is authorized to select brokers and/or dealers to execute certain purchases and sales of portfolio securities for the Fund and, to the extent that public securities are involved, is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

4.	COMPENSATION OF THE ADVISER.

(a)         Investment Management Fee. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Adviser compensation at a monthly rate equal to 1.5%, on an annualized basis of the greater of (i) the Fund’s net asset value as of the beginning of the month and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment, as of the beginning of the month. “Commitments” means a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a Portfolio Fund, when called by the Portfolio Fund. “Net asset value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that, for purposes of determining the Investment Management Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month.The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

(b)         Incentive Fee. The Fund will also pay to the Adviser an incentive fee (the “Incentive Fee”) calculated and payable quarterly in arrears equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value (“NAV”) of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders). The Fund shall maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter.

(c)         All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.         BOOKS AND RECORDS. The Adviser will maintain or cause to be maintained all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board or cause to be furnished such periodic and special reports as the Board may reasonably request. The Fund and the Adviser agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1, Rule 31a-2 and 31a-4 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and will be provided promptly to the Fund on request.

6.          STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7.	LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISER.

(a)         In the absence of willful misfeasance or gross negligence of its obligations to the Fund as determined by a court or governmental body of competent jurisdiction in a final judgement, neither the Adviser, any partner, director, officer or employee of the Adviser, nor any of their respective affiliates, executors, heirs, assigns, successors or other legal representatives, will be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b)        The Fund shall indemnify, to the fullest extent permitted by law, the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund as determined by a court or governmental body of competent jurisdiction in a final judgement. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

8.         PERMISSIBLE INTERESTS. Managers, agents, and interest holders of the Fund are or may be interested in the Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Adviser are or may be interested in the Fund as Managers, interest holders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund’s Board, subject to the rules and regulations of the SEC.

9.         AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

10.         DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect for an initial two-year term and thereafter, may continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Managers of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the interest holders of the Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 10, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the SEC under said Act.

11.         NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice; provided that in each instances a copy is contemporaneously also sent via e- mail to the addresses below:

If to the Adviser:

Attn: Daniel Cahill

Constitution Capital PM, LP

300 Brickstone Square, 7th Floor

Andover, Massachusetts 01810

Telephone: 978-749-9600

Email: dcahill@concp.com

with required copies to:

Peter Laybourn

Ropes & Gray, LLP

800 Boylston Street

Boston, MA 02199

Telephone: 617-951-7558

Email: peter.laybourn@ropesgray.com

If to the Fund:

Attn: Daniel Cahill

Constitution Capital Access, LLC

c/o Constitution Capital PM, LP

300 Brickstone Square, Ste 1001

Andover, Massachusetts 01810

Telephone: 978-749-9600

Email: dcahill@concp.com

with required copies to:

Joshua Deringer

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

Telephone: 215 988 2959

Email: joshua.deringer@faegredrinker.com

12.         SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.         GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

CONSTITUTION CAPITAL PM, LP

By: Constitution Capital PM GP, LLC, its General Partner

By:

CONSTITUTION CAPITAL ACCESS FUND, LLC

By:
Title:

EXHIBIT B

INVESTMENT MANAGEMENT FEES

Contractual Management Fee[1]	Management Fee Rate Paid to Adviser (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended March 31, 2024	Most Recent Date of Shareholder Approval of Existing Investment Management Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Existing Investment Management Agreement by the Board of Managers
1.50% (on an annualized basis)	0.75%[2]	September 30, 2022 (initial approval by sole shareholder)	June 27, 2024

1 The Fund pays the Adviser a monthly Investment Management Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment.

2 Pursuant to a voluntary fee waiver.

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EXHIBIT C

5% or Greater Ownership of A Share Class

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of March 31, 2024. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class A Shares	None	None	None
Class D Shares	None	None	None
Class I Shares	L8 Investment Holdings, LP 50 LOTHIAN RD EDINBURGH EH3 9-WJ SCOTLAND	55,428,134	95.85%

As of the Record Date, the Managers and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

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EXHIBIT D

THE INTERIM AGREEMENT

INTERIM

INVESTMENT MANAGEMENT AGREEMENT

Constitution Capital Access Fund, LLC

INTERIM AGREEMENT made this ____ day of __________, 2024, by and between Constitution Capital Access Fund, LLC (formerly, Constitution Capital Private Markets Fund, LLC), a Delaware limited liability company (the “Fund”), and Constitution Capital PM, LP, a Delaware limited partnership (the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Board of Managers of the Fund (the “Board”, and each Board member individually a “Manager”, and together, the “Managers”) had previously retained the Adviser to render investment management services with respect to the Fund, pursuant to an Investment Management Agreement (the “Prior Agreement”) dated as of September 30, 2022; and

WHEREAS, in connection with the closing of a corporate transaction (the “Transaction”) on [Insert Date], 2024, the Prior Agreement was assigned and thereby, terminated; and

WHEREAS, pursuant to Rule 15a-4 under the 1940 Act, the Adviser and the Managers of the Fund desire to retain the Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and

WHEREAS, the Adviser is willing to furnish such services to the Fund.

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

14.	APPOINTMENT AND ACCEPTANCE.

(a)        The Fund hereby appoints the Adviser to act as Adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b)        In rendering services under this Agreement, the Adviser shall have regard to (i) the provisions of the 1940 Act, any rules or regulations thereunder, and other provisions of Federal or state law, which the Fund’s counsel has informed the Adviser are applicable to the Fund; (ii) the provisions of the Agreement and Limited Liability Company Agreement, as amended from time to time (the “LLC Agreement”); (iii) policies and determinations of the Fund’s Board of Managers (the “Board”); (iv) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement on Form N-2 relating to the offering of the Fund’s shares, including all exhibits thereto (the “Registration Statement”), as such policies may, from time to time, be amended; and (v) the prospectus and Statement of Additional Information (“SAI”) of the Fund in effect from time to time.

(c)        The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund.

15.	DUTIES OF ADVISER.

(a)        The Fund employs the Adviser to furnish and manage a continuous investment program for the Fund. The Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth and subject to the supervision of the Board, either directly or indirectly through one or more sub-advisers to: (i) develop, implement and supervise the investment program of the Fund and the composition of its portfolio; (ii) determine the timing and amount of commitments, investments and/or disposals to be made by the Fund, the securities and other investments to be purchased or sold by the Fund in connection therewith, including investments in the securities of registered or unregistered investment companies or other vehicles (“Portfolio Funds”) which are managed by other investment managers; and (iii) arrange, subject to the provisions of Section 3 hereof, for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund.

(b)        The securities and other investments purchased or sold by the Fund in connection with the foregoing may include, but are not limited to, shares of capital stock, limited partnership interests, limited liability company interests, warrants, options, bonds, notes, debentures, loans, and other securities and equity or debt interests and derivatives thereof of whatever kind, whether or not publicly traded or readily marketable and whether directly or indirectly held.

(c)        The Adviser may, subject to the provisions of Section 3 hereof, obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(d)        The Adviser may hire (subject to the approval of the Fund’s Board and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission (the “SEC”), or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

(e)        The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund’s registration statement as amended from time to time, and with applicable laws and regulations.

16.        BROKERAGE COMMISSIONS. While not expected to be a primary part of the Fund’s investment strategy, to the extent applicable, the Adviser is authorized to select brokers and/or dealers to execute certain purchases and sales of portfolio securities for the Fund and, to the extent that public securities are involved, is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

17.	COMPENSATION OF THE ADVISER.

(a)        Investment Management Fee. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Adviser compensation at a monthly rate equal to 1.5%, on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. “Commitments” means a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a Portfolio Fund, when called by the Portfolio Fund. “Net asset value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that, for purposes of determining the Investment Management Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month.The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

(b)        Incentive Fee. The Fund will also pay to the Adviser an incentive fee (the “Incentive Fee”) calculated and payable quarterly in arrears equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value (“NAV”) of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders). The Fund shall maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter.

(c)        During the term of this Agreement, any such compensation payable to the Adviser shall be held in an interest-bearing escrow account on behalf of the Fund. If, during the term of this Agreement, a new advisory agreement is approved by a majority of the outstanding voting securities of the Fund, then the amount held in the escrow account (plus interest and income earned thereon and proceeds thereof) shall be paid to the Adviser. If, however, a new advisory agreement is not approved by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, then the Adviser shall be entitled to the less of (i) any costs incurred in performing this Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof).

18.        BOOKS AND RECORDS. The Adviser will maintain or cause to be maintained all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board or cause to be furnished such periodic and special reports as the Board may reasonably request. The Fund and the Adviser agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1, Rule 31a-2 and Rule 31a-4 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and will be provided promptly to the Fund on request.

19.        STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

20.	LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISER.

(a)        In the absence of willful misfeasance or gross negligence of its obligations to the Fund as determined by a court or governmental body of competent jurisdiction in a final judgement, neither the Adviser, any partner, director, officer or employee of the Adviser, nor any of their respective affiliates, executors, heirs, assigns, successors or other legal representatives, will be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b)        The Fund shall indemnify, to the fullest extent permitted by law, the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund as determined by a court or governmental body of competent jurisdiction in a final judgement. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

21.        PERMISSIBLE INTERESTS. Managers, agents, and interest holders of the Fund are or may be interested in the Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Adviser are or may be interested in the Fund as Managers, interest holders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund’s Board, subject to the rules and regulations of the SEC.

22.        AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

23.        DURATION AND TERMINATION. This Agreement shall become effective as of the date first above written. Unless terminated as provided herein and subject to all of the other terms and conditions hereof, this Agreement shall remain in full force and effect until the first of the following to occur: (a) the effective date of a new investment management agreement relating to the Adviser’s management of the Fund that has been approved by a majority of the outstanding voting securities of the Fund; or (b) the 151st calendar day following the effective date of this Agreement. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, on 10 calendar days’ prior written notice to the Adviser, or by the Adviser at any time, without payment of any penalty, on 60 days’ prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning as such terms have in the 1940 Act).

24.        NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice; provided that in each instances a copy is contemporaneously also sent via e- mail to the addresses below:

If to the Adviser:

Attn: Daniel Cahill

Constitution Capital PM, LP

300 Brickstone Square, 7th Floor

Andover, Massachusetts 01810

Telephone: 978-749-9600

Email: dcahill@concp.com

with required copies to:

Peter Laybourn

Ropes & Gray, LLP

800 Boylston Street

Boston, MA 02199

Telephone: 617-951-7558

Email: peter.laybourn@ropesgray.com

If to the Fund:

Attn: Daniel Cahill

Constitution Capital Access Fund, LLC

c/o Constitution Capital PM, LP

300 Brickstone Square, 7th Floor

Andover, Massachusetts 01810

Telephone: 978-749-9600

Email: dcahill@concp.com

with required copies to:

Joshua Deringer

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

Telephone: 215 988 2959

Email: joshua.deringer@faegredrinker.com

25.        SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

26.        GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

CONSTITUTION CAPITAL PM, LP

By: Constitution Capital PM GP, LLC, its General Partner

By:

CONSTITUTION CAPITAL ACCESS FUND, LLC

By:

Title:

EXHIBIT E

AUDIT COMMITTEE CHARTER

Constitution Capital Access Fund, LLC

AUDIT COMMITTEE CHARTER

Pursuant to Article III, Section 3.1(c) of the Limited Liability Company Agreement of Constitution Capital Access Fund, LLC (the “Fund”), the Board of Managers (the “Board”) of the Fund hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Fund. The Board further adopts the following as the governing principles of the Committee.

Membership. The Committee shall consist of members of the Board who are not “interested persons” of the Fund (a “disinterested Manager”) as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”); provided, however, that no disinterested Manager shall serve on the Committee if he or she has accepted any compensation from the Fund, its Investment Manager, any affiliated person of the Fund, or any affiliated person of such a person, other than in his or her capacity as a member of the Board, a member of the Committee, or a member of any other committee of the Board. The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

Principal Responsibilities. The principal responsibilities of the Committee shall include:

•   Recommending which firm to engage as the Fund’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

•   Reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and its independence.

•   Pre-approving all audit and permitted non-audit services the independent auditor provides to the Fund, and all services that the independent auditor provides to the Fund’s Investment Manager(s) and Investment Manager affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that (a) de minimis non-audit services, shall not require pre-approval.

•   Serving as a channel of communication between the independent auditor and the Board.

•   Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund that are material to the Fund as a whole, if any, and management’s responses to any such reports.

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•   Reviewing any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of the Fund’s audited financial statements and any unusual circumstances reflected in those financial statements.

•   Considering, in consultation with the independent auditor and the Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls.

•   Reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements.

•   Reviewing the procedures employed by the Fund in preparing published financial statements and related management commentaries.

•   Reviewing and, where warranted, investigating allegations of misconduct affecting the Fund’s accounting, auditing or financial reporting operations, where such allegations are either brought to the Committee’s attention in writing or are otherwise actually known, or the Committee suspects such misconduct.

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent auditor is responsible for planning and carrying out a proper audit and review.

Recommendation of Independent Auditors. In connection with the selection of the Fund’s independent auditor, the Committee shall consider the auditor’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Fund’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Operation of the Committee.

•   The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

•   The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or Fund management.

•   The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

•   The Committee shall periodically review all procedures adopted by the Fund relating to the Fund’s financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Fund’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Fund.

Effective: August 2022

Revised: June 20, 2023

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EXHIBIT F

NOMINATING COMMITTEE CHARter

Constitution Capital Access Fund, LLC

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of the Board of Managers of the Constitution Capital Access Fund, LLC (the “Fund”) shall consist of such Managers of the Fund as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Managers”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Managers and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Managers, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Fund’s Investment Manager and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the Act that might impair independence (e.g., business, financial or family relationships with the Fund’s Investment Manager or other service providers). Persons selected as Independent Managers must not be “interested persons” as defined under the Act. Specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall accept and review shareholder nominations for Managers. A shareholder nomination for Manager may be submitted to the Fund by sending the nomination to the Fund’s Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Any changes to the shareholder nomination procedures shall be approved by the Board of Managers, including a majority of its Independent Managers, and reported on the Fund’s next filing on Form N-CSR.

The Committee shall meet as requested by the Fund’s Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall report all of its actions to the Board of Managers at its next meeting following such actions. The Committee shall review this Charter from time to time as it deems appropriate, and recommend any changes to the full Board of Managers.

Effective: August 2022

As revised: June 20, 2023

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